                           SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [ _ ]

Check the appropriate box:
[ X ] Preliminary Proxy Statement      [ _ ]  Confidential, for Use of the Com-
                                              mission Only (as permitted by
                                              Rule 14a-6(e)(2))

[ _ ]   Definitive Proxy Statement
[ _ ]   Definitive Additional Materials
[ _ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           SunGard Data Systems Inc.
        ---------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

        ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):
     [ X ]  No fee required.
     [ _ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     [ _ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ _ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)    Amount Previously Paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (3)    Filing Party:

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     (4)    Date Filed:

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

                          PRELIMINARY PROXY STATEMENT

                       [TO APPEAR ON SUNGARD LETTERHEAD]

March 31, 1997



Dear Stockholder:

You are cordially invited to attend the 1997 Annual Meeting of Stockholders of SunGard Data Systems Inc., which will be held on Friday, May 9, 1997, beginning at 9:00 a.m., at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania. The official notice of the meeting, together with a proxy statement and proxy card, is enclosed. Please give this information your careful attention.

Your participation in the Company's affairs is important. To assure your representation at the meeting, whether or not you expect to be present, please date and sign the enclosed proxy card and return it as soon as possible in the envelope provided. Also, please indicate on the proxy card whether you plan to attend the meeting.

Your copy of the Company's 1996 Annual Report also is enclosed. We appreciate your interest in the Company.


Sincerely,

/s/ James L. Mann

James L. Mann
Chairman, President and
Chief Executive Officer

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE REPLY ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES THAT ARE REGISTERED DIFFERENTLY, THEN PLEASE DATE, SIGN AND RETURN ALL OF THEM. THANK YOU.
--------------------------------------------------------------------------------

                          PRELIMINARY PROXY STATEMENT

                           SunGard Data Systems Inc.
                               1285 Drummers Lane
                           Wayne, Pennsylvania 19087
                                 (610) 341-8700

              --------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 9, 1997

              --------------------------------------------------

To Our Stockholders:

The 1997 Annual Meeting of Stockholders of SunGard Data Systems Inc. will be held at 9:00 a.m. local time, on Friday, May 9, 1997, at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103, for the following purposes:

  1.  To elect directors.

  2. To vote on approval of an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of common stock by 60,000,000.

  3.  To act upon such other business as may properly come before the meeting.

Only holders of the Company's common stock at the close of business on March 17, 1997 are entitled to receive notice of the meeting and to vote at the meeting.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to date and sign the enclosed proxy card and promptly return it in the enclosed reply envelope (which requires no postage if mailed in the United States).


By Order of the Board of Directors,

/s/ Lawrence A. Gross

Lawrence A. Gross
Vice President and General Counsel,
Secretary


March 31, 1997

                          PRELIMINARY PROXY STATEMENT

                           SunGard Data Systems Inc.
                               1285 Drummers Lane
                           Wayne, Pennsylvania 19087
                                 (610) 341-8700



                                PROXY STATEMENT


This proxy statement and the accompanying proxy card are being furnished to the stockholders of SunGard Data Systems Inc. in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the 1997 Annual Meeting of Stockholders to be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103 on Friday, May 9, 1997, at 9:00 a.m., or at any adjournment or postponement of the meeting. These proxy materials are first being mailed to stockholders on or about March 31, 1997.

Proxies in the form enclosed, if properly submitted and not revoked, will be voted as directed on the proxies. Any proxy not directing to the contrary will be voted "for" the election of the named nominees as directors and "for" approval of each of the other proposals. Sending in a signed proxy does not affect a stockholder's right to attend the meeting and vote in person, since the proxy is revocable. Any stockholder who submits a proxy may revoke it at any time before it is voted by delivering a later-dated proxy or a written notice of revocation to the Secretary of the Company at the Company's headquarters or at the meeting.

At the close of business on March 17, 1997, the record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 1997 Annual Meeting, the Company's outstanding voting securities consisted of 43,068,568 shares of common stock, held by approximately 2,600 stockholders of record. In order for a quorum to be present at the 1997 Annual Meeting, a majority of the outstanding shares of the Company's common stock as of the close of business on the record date must be present in person or represented by proxy at the meeting. All such shares that are present in person or represented by proxy at the meeting will be counted in determining whether a quorum is present, no matter how the shares are voted or whether they abstain from voting or are broker non-votes.

Holders of common stock are entitled to one vote per share. The election of directors will be determined by a plurality vote, with the eight nominees receiving the most "for" votes being elected. Approval of the amendment to the Company's Restated Certificate of Incorporation requires that the holders of a majority of the outstanding shares vote "for" the amendment. An abstention or broker non-vote on any proposal other than the election of directors, therefore, will have the same legal effect as an "against" vote, although some persons analyzing the voting results may interpret these actions differently.

The Company will pay the cost of this solicitation, which will be made primarily by mail. Proxies also may be solicited in person, or by telephone, facsimile or similar means, by directors, officers or employees of the Company without additional compensation. In addition, D. F. King & Co., Inc. will provide solicitation services to the Company for a fee of approximately $4,500 plus out-of-pocket expenses. The Company will, on request, reimburse stockholders who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

Eight directors are to be elected at the 1997 Annual Meeting to serve for one-year terms until the 1998 Annual Meeting and until their respective successors are elected and qualified. All of the nominees currently are serving as directors of the Company. The Company knows of no reason why any nominee would be unable to serve as a director. Each nominee has consented to being named in this proxy statement and to serve if elected. If any nominee should for any reason become unable to serve, then all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may designate, or the Board may reduce the number of directors to eliminate the vacancy.

The following information about the Company's nominees for election as directors is based, in part, upon information furnished by the nominees.

----------------------------------------------------------------------------------------
    Nominee and Current               Age       Principal Occupations and Employment
 Positions with the Company
----------------------------------------------------------------------------------------
========================================================================================
Gregory S. Bentley                    41  President and Chairman of the Board (since
   Director (since 1991)                  1995) and Vice President (1991 to 1995),
   Member, Audit Committee                Bentley Systems, Inc., Exton, PA (engineering
                                          software company); President (1983 to 1991),
                                          SunGard Systems International Inc., a
                                          subsidiary of the Company since 1987.
----------------------------------------------------------------------------------------
Michael C. Brooks                     52  Managing Partner (since 1993) and General
   Director (since 1985)                  Partner (since 1985), J. H. Whitney & Co.,
   Chairman, Compensation Committee       New York, NY (venture capital firm).
   Member, Executive Committee
----------------------------------------------------------------------------------------
Albert A. Eisenstat                   66  General Partner (since 1996), Discovery
   Director (since 1991)                  Ventures, LLC, Menlo Park, CA (venture capital
   Member, Compensation                   firm); Private investor (1993 to 1996);
   Committee                              Executive or Senior Vice President (1985 to
                                          1993) and Vice President and General Counsel
                                          (1980 to 1987), Apple Computer, Inc.,
                                          Cupertino, CA (computer and software company).
----------------------------------------------------------------------------------------
Bernard Goldstein                     66  Director (since 1997) and Managing Director
   Director (since 1994)                  (1979 to 1996), Broadview Associates LLC,
   Member, Compensation                   Fort Lee, NJ (investment banking firm).
   Committee
----------------------------------------------------------------------------------------
James L. Mann                         62  Chairman of the Board (since 1987) and
   Director (since 1983)                  President and Chief Executive Officer (since
   Chairman, Executive Committee          1986) of the Company; President and Chief
   Chairman of the Board, President       Operating Officer (1983 to 1985) of the
   and Chief Executive Officer            Company.
----------------------------------------------------------------------------------------
Michael Roth                          65  Of Counsel (since 1989), Rosenman & Colin
   Director (since 1991)                  LLP, New York, NY (law firm).
   Member, Audit Committee
----------------------------------------------------------------------------------------
Malcolm I. Ruddock                    54  Treasurer (since 1989), Director of Finance
   Director (since 1983)                  (1988 to 1989) and Director of Acquisitions
   Chairman, Audit Committee              and Divestments (1979 to 1988), Sun Company,
   Member, Executive Committee            Inc., Philadelphia, PA (independent refiner
                                          and marketer).
----------------------------------------------------------------------------------------
Lawrence J. Schoenberg                64  Director of public companies (since 1990);
   Director (since 1991)                  Chairman (1967 to 1991) and Chief Executive
   Member, Audit Committee                Officer (1967 to 1990), AGS Computers, Inc.,
                                          Mountainside, NJ (software and computer
                                          services company).
----------------------------------------------------------------------------------------

Mr. Brooks also is a director of DecisionOne Corporation and Nitinol Medical Technologies, Inc. Mr. Eisenstat also is a director of all funds in the Benham Mutual Fund Group, Business Objects, S.A. and Commercial Metals Company. Mr. Goldstein also is a director of Apple Computer, Inc., Enterprise Systems Inc., Franklin Electronic Publishers Inc. and SPSS, Inc. Mr. Mann also is a director of Integrated Systems Consulting Group and T-Netix, Inc. Mr. Schoenberg also is a director of Cellular Technical Services, Inc., Government Technology Services Inc., Merisel Inc. and PennAmerica Group Inc.

Board of Directors and Committee Meetings

During 1996, the Board of Directors held eight meetings, the Audit Committee held five meetings, the Compensation Committee held five meetings, and the Executive Committee held one meeting. The Board of Directors does not have a standing Nominating Committee. During 1996, each director attended at least 92% of the total number of meetings of the Board of Directors and Committees on which he served. Meeting attendance averaged 99% among all directors.

The Audit Committee reviews the Company's accounting and financial practices and policies and the scope and results of the Company's external and internal audits. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent public accountants and administers the Company's business conduct, conflict of interest and related policies. Only outside directors who are not employees of the Company may serve on the Audit Committee.

The Compensation Committee establishes the compensation policies for executive officers of the Company, evaluates and approves the compensation of the chief executive officer and reviews his recommendations as to the compensation of the other executive officers. The Equity Award Subcommittee of the Compensation Committee, composed of Messrs. Brooks (chairman) and Eisenstat, administers the Company's stock option, purchase and award plans. Only outside directors who are not employees of the Company may serve on the Compensation Committee.

The Executive Committee reviews certain aspects of transactions and policies that have been generally approved by the Board of Directors. The Executive Committee also is authorized to exercise the powers of the Board of Directors during the intervals between Board meetings, except those powers that are prohibited by law from being delegated.

Director Compensation

Directors who are employees of the Company do not receive additional compensation for serving on the Board of Directors or Committees. Each outside director receives an annual fee of $6,000, fees of $2,000 for each quarterly meeting of the Board of Directors attended and $500 for each other Board meeting attended, and reimbursement of applicable travel and other expenses. In addition, each outside director Committee chairman receives an annual fee of $2,000, and each outside director Committee member receives fees of $1,000 for each Committee meeting attended. Directors who serve on subcommittees do not receive additional compensation.

Under the Company's Restricted Stock Award Plan for Outside Directors, restricted stock awards are automatically granted to "outside directors" -- those who are not, and were not during the twelve months before election to the Board, officers or employees of the Company. Each outside director automatically receives an award of 10,000 shares upon initial election to the Board, and will automatically receive additional awards of 10,000 shares upon reelection as an outside director every fifth year thereafter.

The shares awarded are subject to transfer restrictions until they vest, at the rate of 2,000 shares per year, on the dates of the Company's next five Annual Meetings following the date of grant. If an outside director dies or is permanently disabled, or if a change in control of the Company occurs, then all remaining unvested shares immediately vest. If an outside director's directorship terminates for any other reason, then all remaining unvested shares are forfeited.

The Company has entered into indemnification agreements, in the form approved by the stockholders, with the Company's directors and officers.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table contains certain information about the beneficial ownership of the Company's common stock as of March 17, 1997 (the record date) by each person who is known by the Company to beneficially own more than 5% of the Company's common stock, by each of the Company's directors, by each of the Company's executive officers named in the Summary Compensation Table below, and by all of the Company's directors and executive officers as a group.


-----------------------------------------------------------------------------------------------------------------------
                                                              Number of Shares Beneficially Owned
                                                        -------------------------------------------------     Percent
          Name of Beneficial Owner or Group                                Voting or           Right to         of
                                                        Direct/(1)/  Investment Power/(2)/   Acquire/(3)/   Class/(4)/
=======================================================================================================================
FMR Corp./(5)/                                                   --     4,429,300    /(6)/            --        10.3%
Edward C. Johnson 3d, Chairman, FMR Corp.
Abigail P. Johnson, Director, FMR Corp.
   82 Devonshire Street
   Boston, Massachusetts 02109
-----------------------------------------------------------------------------------------------------------------------
Provident Investment Counsel Inc.                                --     2,291,429    /(7)/            --         5.3%
   300 North Lake Avenue
   Pasadena, California 91101
-----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Associates, Inc./(5)/                              --     4,037,300    /(8)/            --         9.4%
   100 E. Pratt Street
   Baltimore, Maryland 21202
-----------------------------------------------------------------------------------------------------------------------
Gregory S. Bentley (director)                               109,878            --                     --          --
-----------------------------------------------------------------------------------------------------------------------
Michael C. Brooks (director)                                 22,000            --                     --          --
-----------------------------------------------------------------------------------------------------------------------
Cristobal I. Conde (executive officer)                      217,813            --                 15,946          --
-----------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat (director)                               22,000            --                     --          --
-----------------------------------------------------------------------------------------------------------------------
Bernard Goldstein (director)                                 19,000         1,000                     --          --
-----------------------------------------------------------------------------------------------------------------------
Lawrence A. Gross (executive officer)                        18,456            --                 40,488          --
-----------------------------------------------------------------------------------------------------------------------
James L. Mann (director and chief executive officer)        450,044            --                562,500         2.3%
-----------------------------------------------------------------------------------------------------------------------
Michael F. Mulholland (executive officer)                     2,381            --                 29,400          --
-----------------------------------------------------------------------------------------------------------------------
Michael Roth (director)                                      20,000            --                     --          --
-----------------------------------------------------------------------------------------------------------------------
Malcolm I. Ruddock (director)                                16,500         5,500                     --          --
-----------------------------------------------------------------------------------------------------------------------
Lawrence J. Schoenberg (director)                            18,876            --                     --          --
-----------------------------------------------------------------------------------------------------------------------
Richard C. Tarbox (executive officer)                         3,896            --                 28,550          --
-----------------------------------------------------------------------------------------------------------------------
All 19 directors and executive officers                   1,108,820         6,620                986,872         4.8%
-----------------------------------------------------------------------------------------------------------------------

 (1) Shares held in the beneficial owner's name or jointly with others, or in the name of a broker, bank, nominee or trustee for the beneficial owner's account, including shares held under the Company's Employee Stock Purchase Plan. Includes 4,000, 10,000, 10,000, 6,000, 10,000, 10,000 and 10,000
     restricted shares held by Messrs. Bentley, Brooks, Eisenstat, Goldstein, Roth, Ruddock and Schoenberg, respectively, and 60,000 restricted shares held by all directors as a group, that are subject to transfer restrictions and forfeiture (see Director Compensation).

 (2) Shares for which the beneficial owner has or may be deemed to have sole or shared voting and/or investment power.

 (3) Shares which the beneficial owner has the right to acquire within 60 days after the record date by exercising stock options. Includes 2,346, 6,768, 375,000 and 5,600 unvested shares that may be acquired by Messrs. Conde, Gross, Mann and Tarbox, respectively, and 410,574 unvested shares that may be acquired by all executive officers as a group which, if acquired, would be subject to transfer restrictions and repurchase by the Company under the Company's option and equity plans.

 (4) Unless otherwise indicated, the beneficial ownership of any named person does not exceed one percent of the outstanding shares of common stock.

 (5) Each of these beneficial owners, and/or one of its affiliates, is a customer of the Company, having purchased the Company's software and/or computer services in the ordinary course of business.

 (6) Based upon a Schedule 13G, Amendment No. 3, dated February 14, 1997, filed by the beneficial owners.

 (7) Based upon a Schedule 13G, Amendment No. 1, dated February 10, 1997, filed by Provident Investment Counsel Inc.

 (8) Based upon a Schedule 13G, Amendment No. 5, dated February 14, 1997, filed by T. Rowe Price Associates, Inc. ("Price Associates"). Includes shares owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote. Price Associates disclaims beneficial ownership of these shares.


                             EXECUTIVE COMPENSATION

Report of the Compensation Committee and Equity Award Subcommittee

The Company's compensation policies for executive officers, as determined by the Compensation Committee, are to (a) provide competitive compensation packages so as to attract and retain superior executive talent, (b) link a significant portion of compensation to financial results, so as to reward successful performance, and (c) provide long-term equity compensation, so as to further align the interests of executive officers with those of stockholders and further reward successful performance. The principal components of the Company's executive officer compensation program are base salary, annual cash incentive payments, and long-term incentive awards under which stock options may be earned if performance goals are met.

Cash Compensation. The primary factor used to set cash compensation for the Company's executive officers is an analysis of competitive executive compensation based upon general business compensation surveys as well as more specific compensation surveys of companies of comparable business, size and complexity to the Company. An independent compensation consultant, whose services are available to the Compensation Committee, assists the Company with this analysis of competitive compensation. Although many of the companies covered by this analysis are included in the Nasdaq Computer and Data Processing Index (see Performance Graph), the Index companies are not separately analyzed for compensation purposes, because compensation data for the Index companies as a group is not readily available to the Company.

The Company's policy is to pay its executive officers at or somewhat above competitive compensation averages for comparable positions. Compensation levels for individual executive officers, however, may be more or less than competitive averages, depending upon a subjective assessment of individual factors such as the executive's position, skills, achievements, tenure with the Company and historical compensation levels. In applying the analysis of competitive compensation, the Company focuses on total cash compensation. The split between base salary and annual cash incentive payment also is based upon that analysis, but it tends to be somewhat more influenced by individual factors such as the executive's position and historical compensation levels. Generally, previously granted stock options and other equity awards are not considered in setting cash compensation levels.

The performance goals for executive officers' 1996 annual cash incentive plans were set at the beginning of the year and took into account the Company's overall financial goals for 1996. For corporate officers, the incentive payments depended solely upon the rate of increase in the Company's earnings per share over the previous year, except that in one case an additional incentive payment was based upon a performance goal specific to the executive's function. For group chief executive officers, the incentive payments depended solely upon the budgeted operating income of the operating business groups they manage, except that from 9% to 20% of the incentive payment could be lost depending upon the group's average number of days sales outstanding in accounts receivable.

On average, total cash compensation at targeted goals for executive officers increased by 12% in 1996, and incentive payments at targeted goals constituted 38% of total cash compensation. Based upon actual 1996 results, all executive officers met or exceeded their targeted goals, except for two group chief executive officers.

Equity Compensation. Historically, the Company granted stock options and awards at irregular intervals at the discretion of the Compensation Committee. In evaluating equity compensation for an executive officer, the Compensation Committee considered primarily the executive's position, skills, achievements and tenure with the Company, and the level and timing of previously granted stock options and awards. The Compensation Committee also considered the Company's total "overhang," which equals (a) the number of shares of common stock subject to outstanding stock options and awards plus the number of shares of common stock available for future stock options and awards, divided by (b) the number of total outstanding shares of common stock plus the number of shares of common stock described in clause (a), expressed as a percentage. As of December 31, 1996, the Company's total overhang was 9%, of which 7% was represented by shares subject to outstanding stock options and awards, and 2% was represented by shares available for future stock options and awards. The Equity Award Subcommittee of the Compensation Committee, formed in August 1996 to comply with the new Section 16 rules under the Securities Exchange Action of 1934, as amended, has the authority to approve all grants of stock options and other equity awards.

In 1994, the Company began a program ("LTIP program") of granting annual long-term incentive awards to the group chief executive officers ("LTIP awards"). Each LTIP award allows a group chief executive officer to earn stock options if he achieves certain goals for cumulative growth in his group's operating income during a three-year period, subject to continued employment during that period.

Changes in 1996. After consultations with the Company's independent compensation consultant, the Company changed its incentive compensation programs to more closely align the interests of its key executives with those of its stockholders and to implement a performance-based equity compensation program for more of its key executives. Beginning in 1996, the performance criterion for annual cash incentive payments to corporate officers was changed to growth in earnings per share rather than growth in net income. Also beginning in 1996, the LTIP program for group chief executive officers was extended to cover corporate officers (excluding Mr. Mann as explained below), business unit presidents and other key executives. The number of option shares that may be earned by each participant in the LTIP program is determined on the basis of an analysis of competitive equity compensation programs. This wider-scope LTIP program is intended to replace, for most purposes, the Company's prior practice of granting stock options and awards at irregular intervals, although the Company will continue this practice in certain circumstances such as for key employees who do not participate in the LTIP program, for newly hired or promoted executives, and for executives who join the Company via acquisition. Since most participants in the new LTIP program cannot earn any options until the beginning of 1999, and in view of the Company's low overhang at the beginning of 1996 and the previous absence of a regular stock option grant program, the Compensation Committee also approved the grant of stock options to executive officers, business unit presidents and certain other key employees in early 1996 (see Option Grant Table).

Chief Executive Officer's Compensation. Mr. Mann's base salary for 1996 was $500,000, an increase of $100,000 or 25% over his 1995 base salary. Mr. Mann's 1996 annual cash incentive payment depended solely upon the rate of increase in the Company's earnings per share. If the Company's 1996 earnings per share had increased by 15%, then Mr. Mann's 1996 incentive payment would have been $325,000, yielding total cash compensation at approximately the 65th percentile of competitive compensation levels based upon the Company's analysis. The Company's actual 1996 earnings per share (excluding charges for purchased in-process research and development related to three 1996 acquisitions and other one-time charges) grew by 20%, yielding an incentive payment to Mr. Mann of $450,000.

Options to purchase 100,000 shares of the Company's common stock at fair market value on the date of grant were issued to Mr. Mann at the beginning of 1996. This grant was part of a larger option award that was approved during 1995, but could not be fully issued during 1995 due to limitations in the Company's equity incentive plans (see Option Grant Table). During the four-year vesting period of this award, Mr. Mann will not participate in the Company's LTIP program.

Deductibility of Certain Compensation. Section 162(m) of the Internal Revenue Code (the "Code") denies a deduction for certain compensation exceeding $1,000,000 paid to the chief executive officer and four other highest paid executive officers, excluding (among other things) certain performance- based compensation. Through December 31, 1996, this provision has not affected the Company's tax deductions, but the Company will continue to monitor the potential impact of Section 162(m) on the Company's ability to deduct executive compensation.

   Compensation Committee:               Equity Award Subcommittee:
   ----------------------                -------------------------

   Michael C. Brooks, Chairman           Michael C. Brooks, Chairman
   Albert A. Eisenstat, Member           Albert A. Eisenstat, Member
   Bernard Goldstein, Member

Summary Compensation Table

The following table contains certain information about compensation earned during the last three fiscal years by the Company's chief executive officer and four other executive officers who were most highly compensated during the most recent fiscal year. The Company's fiscal year is the calendar year.


---------------------------------------------------------------------------------------------------------------------------------

                                                     Annual Compensation             Long-Term Compensation
                                              --------------------------------------------------------------------
                                                                       Other        Awards/(2)/     Payouts/(3)/         All
     Name and Principal Position        Year    Salary    Bonus       Annual      --------------------------------      Other
                                                 ($)       ($)       Compensa-       Securities       Long-Term       Compensa-
                                                                   tion ($)/(1)/     Underlying       Incentive     tion ($)/(4)/
                                                                                  Options/SARs (#)    Plans ($)
=================================================================================================================================
JAMES L. MANN                            1996  500,000   450,000           8,314       100,000/(5)/           --           5,429
    Chairman of the Board, President     1995  400,000   449,806          73,490       400,000                --           5,280
    and Chief Executive Officer          1994  370,000   389,492          55,578            --                --           3,684
---------------------------------------------------------------------------------------------------------------------------------
CRISTOBAL I. CONDE                       1996  320,000   329,450              --        18,000           368,995           6,000
    Chief Executive Officer, SunGard     1995  300,000   425,100              --            --                --           6,000
    Trading Systems Group                1994  297,250   104,013              --            --                --           5,625
---------------------------------------------------------------------------------------------------------------------------------
LAWRENCE A. GROSS                        1996  224,000   142,721           5,362        18,000                --           6,000
    Vice President and General Counsel   1995  214,000   100,489           5,661            --                --           6,000
                                         1994  201,285    86,998           4,890         8,000                --           5,625
---------------------------------------------------------------------------------------------------------------------------------
MICHAEL F. MULHOLLAND/(6)/               1996  220,000   237,989           8,075        18,000           177,106           6,000
    Chief Executive Officer, SunGard     1995  200,000   149,588           9,321        33,000                --           6,000
    Recovery Services Group              1994       --        --              --            --                --              --
---------------------------------------------------------------------------------------------------------------------------------
RICHARD C. TARBOX                        1996  180,000   223,958           5,669        18,000                --           6,000
   Vice President-Corporate              1995  153,000   202,868           5,566            --                --           6,000
   Development                           1994  144,000   110,662           6,069        14,000                --           5,625
---------------------------------------------------------------------------------------------------------------------------------

(1)  Consists of amounts reimbursed in connection with the payment of taxes.
     The cost of perquisites is not disclosed for any executive officer named in the table, because the disclosure threshold (the lower of $50,000 or 10% of salary plus bonus) was not reached.

(2) Generally, the Company's stock option awards vest over a four- or five-year period. Upon termination of employment, only vested stock option shares may be purchased. Upon a change in control of the Company, all unvested stock options vest six months later or upon an earlier involuntary termination of employment without cause.

(3) Payouts under the 1994-1996 LTIP awards were based upon the financial performance of the business units managed by group chief executive officers. The payouts consisted of non-qualified stock options, earned as of December 31, 1996 and granted on January 2, 1997, for 13,600 shares and 6,800 shares, respectively, having an exercise price of $12.368 and $13.455 per share, respectively, for Messrs. Conde and Mulholland. All option shares are fully vested on the date of grant and fully exercisable six months thereafter. The value of the payouts equals the difference between the market value of the option shares on the date earned and the exercise price of the options shares.

(4) Consists of Company contributions to a defined contribution retirement plan.

(5) Consists of option shares that were authorized for issuance to Mr. Mann during 1995, but were not issued until the beginning of 1996 (see Report of the Compensation Committee and Equity Award Subcommittee).

(6) Mr. Mulholland became Chief Executive Officer of the SunGard Recovery Services Group in October 1995.


Option Grant Table

The following table contains, for each of the Company's executive officers named in the Summary Compensation Table, (a) the number of shares of the Company's common stock underlying options granted during 1996, (b) the percentage that those options represent of total options granted to employees during 1996, (c) the exercise price per share, which equals the market value on the date of grant, (d) the expiration date, and (e) the potential realizable value, assuming 5% and 10% annual rates of appreciation (compounded annually) in the market value of the Company's common stock throughout the option term.


--------------------------------------------------------------------------------------------------------------------------
                                                                                     Potential Realizable Value at
                                               Individual Grants                     Assumed Annual Rates of Stock
                                                                                  Price Appreciation for Option Term/(1)/
                        --------------------------------------------------------------------------------------------------
         Name                Number of       % of Total     Exercise  Expiration
                            Securities         Options      or Base      Date
                            Underlying       Granted to      Price                          5% ($)            10% ($)
                             Options         Employees in    ($/Sh)
                         Granted (#) /(2)/   Fiscal Year
==========================================================================================================================
James L. Mann                100,000/(3)/            6.44%    29.000   1/07/2006          1,823,794           4,621,853
--------------------------------------------------------------------------------------------------------------------------
Cristobal I. Conde            18,000/(4)/            1.16%    33.625   2/17/2006            380,638             964,613
--------------------------------------------------------------------------------------------------------------------------
Lawrence A. Gross             18,000/(5)/            1.16%    33.625   2/17/2006            380,638             964,613
--------------------------------------------------------------------------------------------------------------------------
Michael F. Mulholland         18,000/(6)/            1.16%    33.625   2/17/2006            380,638             964,613
--------------------------------------------------------------------------------------------------------------------------
Richard C. Tarbox             18,000/(7)/            1.16%    33.625   2/17/2006            380,638             964,613
--------------------------------------------------------------------------------------------------------------------------

(1) The actual value, if any, which an option holder may realize will depend upon the amount by which the actual market value on the date of exercise exceeds the exercise price and also on the option holder's continued employment through the vesting period. The actual value to be realized by the option holder may be greater or less than the potential realizable values stated in this table.

(2) The table excludes options granted as payouts under LTIP awards (see Summary Compensation Table).

(3) The 100,000 option shares were authorized for issuance to Mr. Mann during 1995, but were not issued until the beginning of 1996 (see Report of the Compensation Committee and Equity Subcommittee). The options granted to Mr. Mann are non-qualified stock options which are exercisable in full one year after the date of grant but are subject to repurchase until they vest over four years in equal 25% increments.

(4) The options granted are incentive stock options which become exercisable with respect to 2,973 shares annually from 1996 through 2001 and with respect to 162 shares in 2001. The options vest over five years in equal 20% increments beginning one year after the date of grant.

(5) The options granted are incentive stock options which become exercisable with respect to 1,338 shares on the date of grant, with respect to 2,973 shares annually from 1997 through 2001 and with respect to 1,797 shares in 2002. The options vest over five years in equal 20% increments beginning one year after the date of grant.

(6) The options granted are incentive stock options which become exercisable and vest in equal 20% increments beginning one year after the date of grant.

(7) The options granted are incentive stock options which become exercisable with respect to 854 shares in 1997, with respect to 2,973 shares annually from 1998 through 2002 and with respect to 2,281 shares in 2003. The options vest over five years in equal 20% increments beginning one year after the date of grant.


Aggregated Option Exercises and Year-End Option Value Table

The following table contains, for each of the Company's executive officers named in the Summary Compensation Table, (a) the number of shares of the Company's common stock acquired upon the exercise of options during 1996, (b) the value realized as a result of those exercises (based upon the last sale price on the date of exercise less the option exercise price), (c) the number of shares of the Company's common stock underlying unexercised options held on December 31, 1996, and (d) the value of in-the-money options held on December 31, 1996, based upon the last sale price on December 31, 1996, of $39.50 per share of common stock.


 ------------------------------------------------------------------------------------------------------------------
                          Shares                   Number of Securities Underlying       Value of Unexercised
                         Acquired       Value            Unexercised Options             In-The-Money Options
         Name               on       Realized ($)          at Year-End (#)                  at Year-End ($)
                       Exercise (#)              ------------------------------------------------------------------
                                                   Exercisable/(1)/  Unexercisable  Exercisable/(1)/  Unexercisable
===================================================================================================================
James L. Mann/(2)/         14,500       375,188         462,500             --         7,331,250             --
-------------------------------------------------------------------------------------------------------------------
Cristobal I. Conde/(2)/        --            --          12,973         15,027           362,466         88,284
-------------------------------------------------------------------------------------------------------------------
Lawrence A. Gross          20,000       460,000          40,488         16,662         1,166,470         97,889
-------------------------------------------------------------------------------------------------------------------
Michael F. Mulholland/(2)/     --            --          31,600         64,400           904,263        604,050
-------------------------------------------------------------------------------------------------------------------
Richard C. Tarbox              --            --          24,872         21,678           657,640        179,770
-------------------------------------------------------------------------------------------------------------------

(1) Exercisable option shares include 300,000, 2,973, 6,768, 9,400 and 5,552 unvested, in-the-money option shares having year-end values of $3,975,000, $17,466, $121,983, $298,938 and $116,577, respectively, which, if acquired by Messrs. Mann, Conde, Gross, Mulholland and Tarbox, respectively, would be subject to transfer restrictions and repurchase by the Company under the Company's stock option plans.

(2) The table includes 100,000 options that were authorized for grant to Mr. Mann during 1995, but were not granted until early 1996 (see Report of the Compensation Committee and Equity Award Subcommittee), and includes options received by Messrs. Conde and Mulholland as payouts under LTIP awards (see Summary Compensation Table).


Long-Term Incentive Plan Award Table

The following table contains, for each of the Company's executive officers named in the Summary Compensation Table, (a) the number of option shares underlying LTIP awards granted in 1996, (b) the performance period for those LTIP awards, and (c) the number of option shares that may be earned under those LTIP awards if certain threshold, target and maximum performance goals for cumulative operating income growth during 1996 through 1998 are met. Stock options earned under these LTIP awards will be non-qualified options, will be granted as of the first trading day after the end of the three-year performance period, will have a term of ten years beginning on the date of grant, will be fully vested beginning on the date of grant, and will be fully exercisable no later than six months after the date of grant.

----------------------------------------------------------------------------------------------------------------
                          Number of                                          Estimated Future Payouts
                           Shares       Performance or Other          under Non-Stock Price-Based Plans/(1)/
         Name            Underlying   Period Until Maturation or   ---------------------------------------------
                           Options             Payout                 Threshold       Target         Maximum
                         Awarded (#)                                (# of shares)  (# of shares)  (# of shares)
================================================================================================================
James L. Mann                  --                          --                --             --             --
----------------------------------------------------------------------------------------------------------------
Cristobal I. Conde         12,200            1/1/96 - 12/31/98             6,100         12,200         12,200
----------------------------------------------------------------------------------------------------------------
Lawrence A. Gross           9,300            1/1/96 - 12/31/98             4,650          9,300          9,300
----------------------------------------------------------------------------------------------------------------
Michael F. Mulholland      13,600            1/1/96 - 12/31/98             6,800         13,600         13,600
----------------------------------------------------------------------------------------------------------------
Richard C. Tarbox           5,700            1/1/96 - 12/31/98             2,850          5,700          5,700
----------------------------------------------------------------------------------------------------------------

(1) If the threshold is not achieved, then no options will be earned. If actual results are between the threshold and target goals, then the number of option shares earned will be prorated, and the exercise price will be $28.54 per share, which is the average of the last reported sale prices of the Company's common stock on the first ten trading days of 1996. If the target is exceeded, then the number of option shares earned will be the target amount, and, in lieu of additional cash compensation, the option exercise price will be reduced depending upon the amount by which the target was exceeded, but not below $16.48 per share.


Certain Transactions with Management

In December 1996, in connection with certain tax-related payments, Mr. Mann received a short-term loan from the Company in the amount of $157,100, which was repaid in January 1997.

Mr. Mann owns Hawkflight, Inc., which operates a charter Learjet business. The services of Hawkflight, Inc. will be used by the Company for business travel by Mr. Mann and other Company executives at arms-length terms to be approved by the disinterested members of the Board of Directors.

Mr. Goldstein, a current director of the Company, is a Director of Broadview Associates LLC, an investment banking firm engaged by the Company in connection with acquisitions.

Mr. Roth, a current director of the Company, is Of Counsel to Rosenman & Colin LLP, a law firm engaged by the Company from time to time for minor representations.


Compensation Committee Interlocks and Insider Participation

Messrs. Brooks, Eisenstat and Goldstein have served on the Compensation Committee since May 1994.

No person who served as a member of the Company's Compensation Committee during 1996 was a current or former officer or employee of the Company. Mr. Goldstein, a current member of the Company's Compensation Committee, is a Director of Broadview Associates LLC, an investment banking firm engaged by the Company in connection with acquisitions.

During 1996, the Company had no compensation committee "interlocks"--meaning that it was not the case that an executive officer of the Company served as a director or member of the compensation committee of another entity and an executive officer of the other entity served as a director or member of the Compensation Committee of the Company.

Performance Graph

The following graph shows a comparison of the five-year cumulative total return for the Company's common stock, the S&P 500 Index and the Nasdaq Computer & Data Processing Index, assuming an investment of $100 in each on December 31, 1991. The data points used for the performance graph are listed in the chart below.




                        [PERFORMANCE GRAPH APPEARS HERE]




-----------------------------------------------------------------------------------------------------------
PERFORMANCE GRAPH DATA POINTS                   12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
===========================================================================================================
SunGard Data Systems Inc. Common Stock            100       158       219       204       302       419
-----------------------------------------------------------------------------------------------------------
S&P 500 Index/(1)/                                100       108       118       120       165       203
-----------------------------------------------------------------------------------------------------------
Nasdaq Computer & Data Processing Index/(2)/      100       108       114       138       211       260
-----------------------------------------------------------------------------------------------------------

Sources:  (1) Zacks Investment Research, Inc.; (2) The Nasdaq Stock Market.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's directors and officers (and possibly other persons) to file reports about their beneficial ownership of the Company's common stock. Based solely upon a review of the copies of such reports furnished to the Company by its directors and officers during and with respect to the year 1996, and based upon their written representations that they were not required to file any other reports for 1996, the Company believes that none of its directors or officers failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act with respect to the year 1996.


                                  PROPOSAL TWO

                   APPROVAL OF AN AMENDMENT TO THE COMPANY'S
          RESTATED CERTIFICATE OF INCORPORATION INCREASING THE NUMBER
               OF AUTHORIZED SHARES OF COMMON STOCK BY 60,000,000

Under the Company's Restated Certificate of Incorporation, the Company currently is authorized to issue up to 60,000,000 shares of common stock. As of December 31, 1996, there were approximately 12,448,000 authorized shares of the Company's common stock that were not issued or reserved for future issuance. In addition, on January 31, 1997, the Company issued approximately 765,000 shares in connection with an acquisition. In February 1997, the Board of Directors approved an amendment to the Company's Restated Certificate of Incorporation that increases the maximum number of authorized shares by 60,000,000 to a total of 120,000,000 shares, subject to approval by the stockholders of the Company. The purpose of the amendment is to provide sufficient shares for future stock splits, stock dividends, recapitalizations, acquisitions and other corporate transactions. Although the Company does not have any commitments or understandings that would require the issuance of additional shares of common stock, the Company periodically evaluates the issuance of additional shares in connection with acquisitions and potential stock splits. Once authorized, the additional shares of common stock may be issued with approval of the Board of Directors but without further approval of the stockholders unless stockholder approval is required by applicable law, rule or regulation. Accordingly, this solicitation may be the only opportunity for stockholders to approve such stock splits, stock dividends, recapitalizations, acquisitions and other corporate transactions.

Stockholder approval of this proposal is required under Delaware law. Approval of the amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of common stock by 60,000,000 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock. If the stockholders do not approve the amendment, then the number of authorized shares of the Company's common stock will remain at 60,000,000.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL TWO.


                            INDEPENDENT ACCOUNTANTS

The accounting firm of Coopers & Lybrand L.L.P. has acted as the Company's independent accountants since its inception in 1983 and has been recommended by the Audit Committee and selected by the Board of Directors to serve as the Company's independent accountants for 1997. Coopers & Lybrand's services to the Company for 1996 included the audit of the Company's annual consolidated financial statements, reviews of certain of the Company's income tax returns, statutory audits of certain of the Company's foreign subsidiaries, audits or reviews of many of the Company's data processing and disaster recovery centers, and consultation on various accounting, tax, securities and other matters.

A representative of Coopers & Lybrand is expected to be present at the 1997 Annual Meeting, to have the opportunity to make a statement if he desires to do so, and to be available to respond to appropriate questions.


                             STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Company's 1998 Annual Meeting must be submitted by December 1, 1997 to receive consideration for inclusion in the Company's 1998 proxy materials.


                                 OTHER MATTERS

The Company currently knows of no other business that will be presented for consideration at the 1997 Annual Meeting. Nevertheless, the enclosed proxy confers discretionary authority to vote with respect to those matters described in Rule 14a-4(c) under the Exchange Act, including matters that the Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented at the meeting. If any such matters are presented at the meeting, then the proxy agents named in the enclosed proxy card will vote in accordance with their judgment.


EACH PERSON SOLICITED BY THIS PROXY STATEMENT MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY SENDING A WRITTEN REQUEST TO THE COMPANY'S HEADQUARTERS, ATTENTION: INVESTOR RELATIONS.


By Order of the Board of Directors,

/s/ Lawrence A. Gross

Lawrence A. Gross
Vice President and General Counsel,
Secretary


March 31, 1997
Wayne, Pennsylvania

                          SunGard(R) Data Systems Inc.
                     Form of Proxy for 1997 Annual Meeting

--------------------------------------------------------------------------------
                          SunGard(R) Data Systems Inc.
                1997 Annual Meeting of Stockholders--May 9, 1997

          SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints James L. Mann and Malcolm I. Ruddock, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent the undersigned and to vote, as directed below, all shares of Common Stock of SunGard Data Systems Inc. (the "Company") held by the undersigned as of March 17, 1997, at the Company's 1997 Annual Meeting of Stockholders to be held on May 9, 1997 or at any postponement or adjournment of the meeting.

PROPOSAL 1: [ ] FOR the election of Gregory S. Bentley, Michael C. Brooks,
            Albert A. Eisenstat, Bernard Goldstein, James L. Mann, Michael Roth, Malcolm I. Ruddock and Lawrence J. Schoenberg as directors.

            To withhold authority to vote for all nominees, check here: [ ]

            To withhold authority to vote for any individual nominee(s), clearly print his or their names in this space:

            ---------------------------------------------------------

PROPOSAL 2:  [ ] FOR [ ] AGAINST [ ] ABSTAIN   the approval of an amendment to
             the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 60,000,000.


                  THIS PROXY WILL BE VOTED AS DIRECTED ABOVE.
   UNLESS YOU DIRECT OTHERWISE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

                                                     (continued on reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   (continued from reverse side)



Both proxy agents present and acting in person or by their substitutes (or, if only one is present and acting, then that one) may exercise all of the powers conferred by this proxy. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY WITH RESPECT TO CERTAIN MATTERS, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

The undersigned hereby acknowledges receipt of the Company's 1996 Annual Report to Stockholders, Notice of the Company's 1997 Annual Meeting of Stockholders, and the Company's Proxy Statement dated March 31, 1997.

                                 Date:                        , 1997
                                      ------------------------
                                      (please date this proxy)


                                 ----------------------------------

                                 ----------------------------------
                                            signature(s)

                                 Please sign your name exactly as it
                                 is printed on this proxy, indicating
                                 any title or other representative
                                 capacity.  If more than one name is
                                 printed on this proxy, all must sign.


PLEASE DATE AND SIGN THIS PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-
                                 PAID ENVELOPE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE COMPANY'S 1997 ANNUAL MEETING: [ ]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If you would like to be on our stockholders mailing list to receive 1997 quarterly earnings information, please complete and return the adjacent card.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

                                                               SUNGARD (R)
                                                               DATA SYSTEMS INC.

                    Yes, I would like to be on your stockholders mailing list to receive 1997 quarterly earnings information.
          ________
                    Name _______________________________________________________
          ________
                    Address ____________________________________________________
          ________
                    City, State, Zip ___________________________________________
          ________                              (Please print clearly)

          ________

          ________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 ----------
                                                   Please
                                                    affix
                                                   Postage
                                                 ----------

                  SunGard Data Systems Inc.
                  Investor Relations
                  1285 Drummers Lane - Suite 300
                  Wayne, PA 19087-1586


--------------------------------------------------------------------------------